UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 24, 2010

Globotek Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151840	45-0557179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Jenna Lane Staten Island, New York	10304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(917) 684-2422

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On February 24, 2010, Globotek Holdings, Inc. (the “Company”) entered into a license agreement with Energy Network Limited (IOM) (“Energy Network”), pursuant to which the Company granted Energy Network a license to sell the Globotek APG System in Nigeria (the “License Agreement”).  The Company shall receive royalty payments equal to 10% of net sales under the License Agreement.  The License Agreement is for a term of 10 years.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

10.1	License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBOTEK HOLDINGS, INC.

Date: March 9, 2010	By:	/s/ Vladislav Feliksovich Tenenbaum
Name: Vladislav Feliksovich Tenenbaum
Title: President

EXHIBIT INDEX

10.1	License Agreement